THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N
Lincoln Investor Advantage® Pro
Lincoln Investor Advantage® Pro Advisory
 Lincoln Investor Advantage® Pro Advisory Choice

Supplement dated November 16, 2023 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2023

This supplement to the summary prospectus for your individual variable annuity contract describes revisions to i4LIFE® Advantage, an optional variable payout option available under your Contract. These revisions apply to all i4LIFE® Advantage elections on and after November 20, 2023. All other provisions in your prospectus remain unchanged.

OVERVIEW

The following changes will apply to all elections of i4LIFE® Advantage beginning November 20, 2023:
•	The minimum Access Period selected must be no less than 10 years;
•	The available Assumed Investment Return (AIR) rates are limited to 3% and 4%;
•	The annuity factor used to calculate the Regular Income Payment will no longer include gender as a component; and
•	An i4LIFE® Advantage Credit will be applied to the Account Value on a quarterly basis if certain criteria are met (subject to state approval).

Please keep this supplement for future reference.